SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report:  July 13, 1998                       Commission File No.:0-9032

                    SONESTA INTERNATIONAL HOTELS CORPORATION

          _____________________________________________________________
             (Exact Name of Registrant as Specified in its Charter)

                                    New York

                        __________________________________
                          (State or Other Jurisdiction)

                                   13-5648107

                    __________________________________________
                     (I.R.S. Employer Identification Number)

                200 Clarendon Street, Boston, Massachusetts 02116

                   ___________________________________________
                    (Address of Principal Executive Offices)

       Registrant's Telephone Number, Including Area Code: (617) 421-5400

                                 Not Applicable

         _______________________________________________________________
          (Former Name or Former Address, if Changed Since Last Report)


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Item 2.  Acquisition or Disposition of Assets

On July 1, 1998, the Registrant, through its subsidiary, Sonesta Beach Resort Limited Partnership ("Purchaser") -- a Delaware limited partnership of which the Registrant's wholly-owned subsidiaries, Florida Sonesta Corporation ("FSC") and Key Biscayne Land Corporation are the sole general partner with a one percent (1%) partnership interest, and a limited partner with a 98% partnership interest, respectively -- acquired from Key Biscayne Limited Partnership ("Seller") its rights, title and interests in and to the real and personal property known as Sonesta Beach Resort, in Key Biscayne, Florida ("the Resort"). The Seller has a one percent (1%) limited partnership interest in the Purchaser.

The Resort is a 300-room, full-service beachfront resort hotel sited on 10 acres in Key Biscayne, Florida. FSC has continuously operated the hotel under a management agreement since it sold the property to the Seller in 1984. The Resort has been operated by Sonesta as a deluxe beach hotel since it opened in the early 1970's. The Purchaser intends to continue operating the Resort as a deluxe resort hotel.

The purchase price consisted of FSC's release of the Seller from indebtedness owed to FSC and/or its affiliates in connection with the Registrant's sale of the Resort to the Seller, in 1984, and loans advanced by FSC to restore the Resort following Hurricane Andrew, in 1992. This indebtedness is carried on Sonesta's books at approximately $10,720,000 at March 31, 1998, and the debt had matured or otherwise become due and payable at the end of 1997 and/or in early 1998. In addition, the Purchaser assumed a first mortgage loan in the amount of $22,431,000; interest on this first mortgage loan is payable monthly at 11.78% per annum until April 1999 when it increases to 12.78% per annum, and matures in October 2000. No principal payments are due until the maturity date. The Purchaser has also agreed to pay the Seller additional compensation if it sells the Resort prior to January 1, 2002.

The transaction was completed pursuant to a pre-packaged bankruptcy. A Joint Plan of Reorganization was filed by the Seller and FSC in the U.S. Bankruptcy Court for the Southern District of Florida, Miami Division, on April 23, 1998, and the Plan was confirmed by the Court on June 25, 1998.


Item 7.  Financial Statements and Exhibits.

Financial statements and proforma financial information required by this item have not been included in this initial report but will be filed on or before September 14, 1998.

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                              EXHIBITS TO FORM 8-K

NUMBER        DESCRIPTION

2.1 Contribution and Formation Agreement, dated as of January 30, 1998, by and among Key Biscayne Limited Partnership ("KBLP"), Florida Sonesta Corporation and Key Biscayne Land Corporation ("Sonesta II"), and joined in by Key Biscayne Hotel Associates, LTD. ("KBHA"), Partners Liquidating Trust, ("PLT"), Strategic Realty Advisors, Inc., ("SRAI") and Sonesta International Hotels Corporation ("Sonesta International").

2.2 First Amendment to Contribution and Formation Agreement, dated as of April 3, 1998, by and among KBLP, FSC and Sonesta II, and joined in by KBHA, PLT, SRAI and Sonesta International.

2.3 Agreement of Limited Partnership of Sonesta Beach Resort Limited Partnership, dated April 1998, by and between FSC, Sonesta II and KBLP.

4.1 Assumption Agreement, dated as of July 1, 1998, by and between Sonesta Beach Resort Limited Partnership ("SBRLP") and State Street Bank and Trust Company, Trustee ("State Street").

4.2 Amendment to and Assignment of KBHA/PLT Indebtedness, dated as of July 1, 1998, by and between KBLP, KBHA, PLT and SBRLP, including KBHA/PLT Note, dated July 1, 1998.

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      Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               SONESTA INTERNATIONAL HOTELS CORPORATION

                               By: _____________________________
                                   Peter J. Sonnabend
                                   Vice President and Secretary

July 13, 1998